The unaudited pro-forma financial statements set forth below reflect the closing of the share exchange as of December 31, 2005, for Balance Sheet purposes, as if the closing had occurred as of such date and for the year ending December 31, 2005 for Statements of Operations purposes, as if the closing had occurred as of the beginning of the year. The unaudited pro-forma financial data and the notes thereto should be read in conjunction with each of the QLI and QPC historical financial statements. The unaudited pro-forma financial data is based upon certain assumptions and estimates of management that are subject to change. The unaudited pro-forma financial data is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the exchange transaction had actually occurred on the indicated date.

QPC LASERS, INC.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
DECEMBER 31, 2005
	QPC Lasers, Inc	QPC		Pro forma adjustment (Unaudited)	Pro forma Combined(Unaudited)

Cash	$7,469	$69,440			69,440
			2	(7,469)
Accounts Receivable, net of reserve for uncollectible accounts	-0-	357,775			357,775
Inventory, net of reserve	-0-	419,099			419,099
Prepaid Expenses	-0-	198,449			198,449
Total Current Assets	7,469	1,044,763		(7,469)	1,044,763
Capitalized loan fees, net of amortization	-0-	140,049			140,049
Property and equipment, net of accumulated depreciation	1,161	4,391,019	2	(1,161)	4,391,019
Other assets	-0-	129,414			129,414
Total Assets	$8,630	$5,705,245		$(8,630)	$5,705,245

Accounts payable and other current liabilities	$-0-	$940,766		$250,000	$1,190,766
Notes payable related parties	-0-	343,200			343,200
Current portion of notes payable	-0-	1,396,218			1,396,218
Current Liabilities	-0-	2,680,184		$250,000	2,930,184
Notes payable, net of current portion	-0-	1,288,506			1,288,506
Total Liabilities	-0-	3,968,690		$250,000	4,218,690
Stockholders’ Equity
Series A preferred stock	-0-	8,903,937			8,903,937
Series B preferred stock	-0-	7,740,305			7,740,305
Series C preferred stock	-0-	5,200,109			5,200,109
Common stock, $0.001 par value Authorized 50,000,000 shares, issued and outstanding 33,357,503	10,460	550	3	41,840	33,358
			4	26,986
			5	(48,844)
Common stock to be issued	-0-	866			866
Additional paid in capital	22,540	12,704,574	3	(41,840)	12,704,766
			4	(26,986)
			5	48,844
Accumulated Deficit	(24,370)	(32,813,786)	1	(250,000)	(33,096,786)
			2	(8,630)
Total Stockholders’ equity	8,630	1,735,555		(258,630)	1,486,555
Total Liabilities and Stockholders equity	$8,630	$5,705,245		$-0-	$5,705,245

1.	Accounts for the costs associated with closing the share exchange.
2.	Accounts for the distribution of QPC Lasers, Inc. assets which will not be part of continued operations.
3.	Accounts for 5 for 1 stock split effected by QPC Lasers, Inc.
4.	To give effect for 26,986,119 shares of QPC Lasers, Inc. to be issued at the closing of the share exchange.
5.	Accounts for the recapitalization of QPC Lasers, Inc. in connection with the share exchange.

QPC LASERS, INC.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
	QPC Lasers, Inc	QPC		Pro forma adjustment (Unaudited)	Pro forma Combined (Unaudited)

Revenue	$3,705	$1,073,191		$-0-	$1,076,896
Cost of revenue	2,645	1,009,477			1,012,122
Gross profit	1,060	63,714			64,774
Research and development expenses	-0-	(4,753,356)			(4,753,356)
General and administrative expenses	(17,225)	(2,896,873)	1	(250,000)	(3,164,098)
Loss from operations	(16,165)	(7,586,515)		(250,000)	(7,852,680)
Interest income	-0-	15,036			15,036
Interest expense	-0-	(294,831)			(294,831)
Other income	-0-	88,452			88,452
Net loss	(16,165)	(7,777,858)		(250,000)	(8,044,023)
Preferred stock dividend	-0-	(10,823,028)			(10,823,028)
Net loss attributable to common stockholders	$(16,165)	$(18,600,886)		$(250,000)	$(18,867,051)

Weighted average shares outstanding	10,460,000				40,007,651
Basic and diluted net loss attributable to common stockholders	$(0.00)				$(0.47)

1.	Accounts for the costs associated with closing the share exchange.